UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

NantKwest, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37507	43-1979754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3530 John Hopkins Court

San Diego, California 92121

(Address of principal executive offices, including zip code)

(858) 633-0300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of 2015 Equity Incentive Plan

As noted below, on June 10, 2020, the stockholders of NantKwest, Inc. (the “Company”) approved the amendment of our 2015 Equity Incentive Plan, as amended, to increase the number of shares of common stock reserved thereunder by 3,000,000 shares. The Amended and Restated 2015 Equity Incentive Plan is described in more detail in the Company’s 2020 Proxy Statement, which was filed with the Securities and Exchange Commission on April 24, 2020. The foregoing description and the summary contained in the Company’s 2020 Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated 2015 Equity Incentive Plan, which will be filed with the Company’s quarterly report on Form 10-Q for period ended June 30, 2020.

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our 2020 annual meeting of stockholders on June 10, 2020 (the “Annual Meeting”). Of the 98,498,432 shares of our common stock outstanding as the record date of April 16, 2020, 89,939,212 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 91.31% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.

Election of Directors. Each of the following nominees was elected to serve as a director, to hold office until our 2021 annual meeting of stockholders and until his/her respective successor has been duly elected and qualified based on the following results of voting:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Patrick Soon-Shiong, MD	76,928,648	62,967	12,947,597
Barry J. Simon, MD	76,886,421	105,194	12,947,597
Steve Gorlin	75,114,306	1,877,309	12,947,597
Michael D. Blaszyk	75,742,294	1,249,321	12,947,597
Frederick W. Driscoll	76,075,020	916,595	12,947,597
John C. Thomas, Jr.	76,047,423	944,192	12,947,597
Cheryl L. Cohen	75,723,077	1,268,538	12,947,597

2.

Approval of Amended and Restated 2015 Equity Incentive Plan. The amendment and restatement of the Company’s 2015 Equity Incentive Plan to increase the number of shares of common stock reserved thereunder by 3,000,000 shares was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,555,760	2,219,752	600,293	12,563,407

3.

Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified based on the following results of voting:

For	Against	Abstentions	Broker Non-Votes
89,622,646	198,399	118,167	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANTKWEST, INC.

Date: June 11, 2020	By:	/s/ Sonja Nelson
Sonja Nelson
Chief Financial Officer